                      Morgan Stanley High Yield Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

                                                                Morgan
         05/03    -                                            Stanley,
         /07                                                     Citi,
                                                                Credit
                                                                Suisse,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                               Deutsche
                                                                 Bank
                                                               Securitie
                                                                  s,
                                                               JPMorgan
                                                                  RBS
                                                               Greenwich
                                                               Capital,
                                                                 Daiwa
Capmark                                                        Securitie
Financi                        $1,200,   125,00   0.02%  0.14   s SMBC    Citigr
   al                   $99.9  000,000    0.00            %     Europe,    oup
 Group                    6      ,00                           Mitsubish
 5.875%                                                          i UFJ
  due                                                          Securitie
5/10/20                                                           s,
   12                                                          Wachovia
                                                               Securitie
                                                                s, West
                                                                LB AG,
                                                                Bank of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                               Natixis,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Scotia
                                                               Capital,
                                                                Lehman
                                                               Brothers,
                                                                Shinsei
                                                               Internati
                                                                 onal
                                                                Limited

                                                                Morgan
                                                               Stanley,
                                                                 Citi,
                                                                Credit
                                                                Suisse,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                               Deutsche
                                                                 Bank
                                                               Securitie
                                                                  s,
                                                               JPMorgan
                                                                  RBS
                                                               Greenwich
                                                               Capital,
                                                                 Daiwa
                                                               Securitie
                                                                s SMBC
                                                                Europe,
                                                               Mitsubish
                                                                 i UFJ
                                                               Securitie
                                                                  s,
                                                               Wachovia
Capmark                                                        Securitie
Financi                                                         s, West
   al    05/03                                                  LB AG,    Citigr
 Group   /07      -     $99.8  $500,00   55,000   0.01%  0.06   Bank of    oup
 6.30%                    4    0,000.0    .00             %     America
  due                             0                            Securitie
5/10/20                                                         s LLC,
   17                                                          Natixis,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Scotia
                                                               Capital,
                                                                Lehman
                                                               Brothers,
                                                                Shinsei
                                                               Internati
                                                                 onal
                                                                Limited

                                                               JPMorgan,
                                                                 Citi,
                                                                Credit
                                                                Suisse,
                                                               ABN AMRO
                                                               Incorpora
                                                                 ted,
                  -                                             Merrill
         05/17                                                  Lynch &
         /07                                                   Co., Banc
                                                                  of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                                Lehman
Dynergy                                                        Brothers,
Holding                                                         Morgan    JPMorg
 s Inc.                 $100.  $1,100,   100,00          0.11  Stanley,     an
 7.75%                    00   000,000    0.00   0.02%    %       BNP
  due                            .00                           PARIBAS,
6/1/201                                                        Goldman,
   9                                                            Sachs &
                                                                 Co.,
                                                                Wedbush
                                                                Morgan
                                                               Securitie
                                                                s Inc.,
                                                                Calyon
                                                               Securitie
                                                               s (USA),
                                                                  RBS
                                                               Greenwich
                                                               Capital,
                                                               Dresdner
                                                               Kleinwort
                                                               , Scotia
                                                               Capital,
                                                               Wachovia
                                                               Securitie
                                                                   s

                                                                Banc of
                                                                America
                  -                                            Securitie
  FMC    06/26                                                  s LLC,
Finance  /07                                                   Deutsche    Banc
 III SA                 $98.23 $610,00   275,00   0.12%  0.69    Bank       of
 6.875%                        0,000.0    0.00           %     Securitie  Americ
  due                             0                            s, Morgan    a
7/15/20                                                         Stanley
   17